Exhibit 99.1

Press Release — For Immediate Release
January 26, 2022

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2021 Earnings

Williamsport, PA — January 26, 2022 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $16.0 million for the twelve months ended December 31, 2021, resulting in basic and diluted earnings per share of $2.27.

Highlights

•Net income, as reported under GAAP, for the three and twelve months ended December 31, 2021 was $4.9 million and $16.0 million, respectively, compared to $3.9 million and $15.2 million for the same periods of 2020. Results for the three and twelve months ended December 31, 2021 compared to 2020 were impacted by a decrease in after-tax securities gains of $11,000 (from a gain of $295,000 to a gain of $284,000) for the three month period and a decrease in after-tax securities gains of $749,000 (from a gain of $1.3 million to a gain of $521,000) for the twelve month period.

•The provision for loan losses decreased $885,000 and $2.0 million, respectively, for the three and twelve months ended December 31, 2021, to ($300,000) and $640,000 compared to $585,000 and $2.6 million for the 2020 periods. The provision for loan losses was elevated in 2020 due primarily to the uncertainty caused by the COVID-19 pandemic.

•Basic and diluted earnings per share for the three and twelve months ended December 31, 2021 were $0.69 and $2.27, respectively. Basic and diluted earnings per share for the three and twelve months ended December 31, 2020 were $0.55 and $2.16, respectively.

•Return on average assets was 1.02% for three months ended December 31, 2021, compared to 0.85% for the corresponding period of 2020. Return on average assets was 0.85% for the twelve months ended December 31, 2021, compared to 0.85% for the corresponding period of 2020.

•Return on average equity was 11.59% for the three months ended December 31, 2021, compared to 9.55% for the corresponding period of 2020. Return on average equity was 9.93% for the twelve months ended December 31, 2021, compared to 9.66% for the corresponding period of 2020.

COVID-19 Activity

•Approximately one third of employees working remotely.

•As of December 31, 2021, loan modification/deferral program in place to defer payments up to 180 days for principal and/or interest with only $379,000 in loan principal remaining in deferral.

•All COVID-19 related loan deferrals meet the requirements to not be considered a troubled debt restructuring.

•Participated in the Paycheck Protection Program ("PPP") by primarily utilizing third parties to service and place the loans.

•Significantly reduced deposit rates during the latter half of March 2020 continuing through December 2021.

•Total paycheck protection program loans originated to be held on balance sheet totaled $30.6 million with $4.0 million remaining on the balance sheet at December 31, 2021.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $4.6 million for the three months ended December 31, 2021 compared to $3.6 million for the same period of 2020. Core earnings were $15.5 million for the twelve months ended December 31, 2021, compared to $13.9 million for the same period of 2020. Core earnings per share for the three months ended December 31, 2021 were $0.65 basic and diluted, compared to $0.51 basic and diluted core earnings per share for the same period of 2020. Core earnings per share for the twelve months ended December 31, 2021 were $2.20 basic and diluted, compared to $1.98 basic and diluted for the same period of 2020. Core return on average assets and core return on average equity were 0.96% and 10.92% for the three months ended December 31, 2021, compared to 0.79% and 8.83% for the corresponding period of 2020. Core return on average assets and core return on average equity were 0.82% and 9.61% for the twelve months ended December 31, 2021 compared to 0.78% and 8.85% for the corresponding period of 2020. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2021 was 2.90% and 2.85%, compared to 2.81% and 2.94% for the corresponding period of 2020. The increase in the net interest margin for the three month period and decrease for the twelve month period was driven by a decrease in the yield of the loan portfolio of 19 and 28 basis points ("bps"), while the investment portfolio yield declined 38 and 54 bps, respectively, during the current low interest rate environment. Offsetting the decline in yield on the earning asset portfolio was a decline in rate paid on interest-bearing deposits of 44 and 51 bps for the three and twelve month periods as rates paid were decreased significantly during 2020 and 2021 due to the economic impact of COVID-19 prolonging the low interest rate environment.

Assets

Total assets increased $106.2 million to $1.9 billion at December 31, 2021 compared to December 31, 2020.  Cash and cash equivalents increased significantly as federal funds sold increased $50 million due to deposit growth resulting from the various economic recovery programs instituted at the state and federal levels that impacted both commercial and retail customers, coupled with customers becoming more risk averse and seeking safety in a bank deposit. Net loans increased $47.4 million to $1.4 billion at December 31, 2021 compared to December 31, 2020, as the COVID-19 business and travel restrictions and supply chain interruptions curtailed various lending activities such as indirect auto, home equity, and commercial. Lending activity began to rebound as business and travel restrictions were lessened during the second half of 2020 and continued to rebound in 2021 in particular the fourth quarter. The investment portfolio increased $3.3 million from December 31, 2020 to December 31, 2021 as a portion of the excess cash liquidity was invested into short-term municipal bonds.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.45% at December 31, 2021 from 0.77% at December 31, 2020 as non-performing loans have decreased to $6.3 million at December 31, 2021 from $10.3 million at December 31, 2020. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $267,000 for the twelve months ended December 31, 2021 impacted the allowance for loan losses, which was 1.02% of total loans at December 31, 2021 compared to 1.03% at December 31, 2020.

Deposits

Deposits increased $126.9 million to $1.6 billion at December 31, 2021 compared to December 31, 2020. Noninterest-bearing deposits increased $45.0 million to $494.4 million at December 31, 2021 compared to December 31, 2020.  Driving deposit growth was the receipt of PPP funding by commercial customers, stimulus funding by retail customers, and customers becoming more risk averse and seeking safety in a bank deposit. Emphasis remains on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic. The increased level of deposits has allowed for a decrease in long-term borrowings.

Shareholders’ Equity

Shareholders’ equity increased $8.1 million to $172.3 million at December 31, 2021 compared to December 31, 2020.  Accumulated other comprehensive loss of $1.1 million at December 31, 2021 increased from a loss of $882,000 at December 31, 2020 as a result of a decrease of $2.3 million in the net unrealized gain on available for sale securities and a change in the defined benefit plan of $2.1 million. The current level of shareholders’ equity equates to a book value per share of $24.37 at December 31, 2021 compared to $23.27 at December 31, 2020, and an equity to asset ratio of 8.88% at December 31, 2021 and 8.95% at December 31, 2020. Dividends declared for the twelve months ended December 31, 2021 and 2020 were $1.28 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, Union, and Blair Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County, and United Insurance Solutions, LLC, which offers insurance products.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2021	2020	% Change
ASSETS:
Noninterest-bearing balances	$19,233	$31,821	(39.56)%
Interest-bearing balances in other financial institutions	194,629	181,537	7.21%
Federal funds sold	50,000	—	n/a
Total cash and cash equivalents	263,862	213,358	23.67%

Investment debt securities, available for sale, at fair value	166,410	162,261	2.56%
Investment equity securities, at fair value	1,251	1,288	(2.87)%
Investment securities, trading	37	40	(7.50)%
Restricted investment in bank stock, at fair value	14,531	15,377	(5.50)%
Loans held for sale	3,725	5,239	(28.90)%
Loans	1,392,147	1,344,327	3.56%
Allowance for loan losses	(14,176)	(13,803)	2.70%
Loans, net	1,377,971	1,330,524	3.57%
Premises and equipment, net	34,025	32,702	4.05%
Accrued interest receivable	8,048	8,394	(4.12)%
Bank-owned life insurance	33,768	33,638	0.39%
Investment in limited partnerships	4,607	3,944	16.81%
Goodwill	17,104	17,104	—%
Intangibles	480	671	(28.46)%
Operating lease right of use asset	2,851	3,136	(9.09)%
Deferred tax asset	2,946	2,526	16.63%
Other assets	9,193	4,441	107.00%
TOTAL ASSETS	$1,940,809	$1,834,643	5.79%

LIABILITIES:
Interest-bearing deposits	$1,126,955	$1,045,086	7.83%
Noninterest-bearing deposits	494,360	449,357	10.01%
Total deposits	1,621,315	1,494,443	8.49%

Short-term borrowings	5,747	5,244	9.59%
Long-term borrowings	125,963	153,475	(17.93)%
Accrued interest payable	651	1,112	(41.46)%
Operating lease liability	2,898	3,175	(8.72)%
Other liabilities	11,961	13,048	(8.33)%
TOTAL LIABILITIES	1,768,535	1,670,497	5.87%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,550,272 and 7,532,576 shares issued; 7,070,047 and 7,052,351 shares outstanding	41,945	41,847	0.23%
Additional paid-in capital	53,795	52,523	2.42%
Retained earnings	89,761	82,769	8.45%
Accumulated other comprehensive gain (loss):
Net unrealized gain on available for sale securities	2,373	4,714	(49.66)%
Defined benefit plan	(3,485)	(5,596)	(37.72)%
Treasury stock at cost, 480,225	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	172,274	164,142	4.95%
Non-controlling interest	—	4	(100.00)%
TOTAL SHAREHOLDERS' EQUITY	172,274	164,146	4.95%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,940,809	$1,834,643	5.79%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,				Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2021	2020	% Change		2021	2020	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$13,406	$13,814	(2.95)%		$53,232	$57,217	(6.96)%
Investment securities:
Taxable	790	820	(3.66)%		3,281	3,778	(13.16)%
Tax-exempt	160	166	(3.61)%		655	650	0.77%
Dividend and other interest income	343	246	39.43%		1,246	993	25.48%
TOTAL INTEREST AND DIVIDEND INCOME	14,699	15,046	(2.31)%		58,414	62,638	(6.74)%

INTEREST EXPENSE:
Deposits	1,064	2,159	(50.72)%		5,545	10,565	(47.52)%
Short-term borrowings	2	6	(66.67)%		9	43	(79.07)%
Long-term borrowings	712	914	(22.10)%		3,142	3,807	(17.47)%
TOTAL INTEREST EXPENSE	1,778	3,079	(42.25)%		8,696	14,415	(39.67)%

NET INTEREST INCOME	12,921	11,967	7.97%		49,718	48,223	3.10%

PROVISION FOR LOAN LOSSES	(300)	585	(151.28)%		640	2,625	(75.62)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	13,221	11,382	16.16%		49,078	45,598	7.63%

NON-INTEREST INCOME:
Service charges	485	441	9.98%		1,703	1,690	0.77%
Debt securities gains, available for sale	376	372	1.08%		699	1,592	(56.09)%
Equity securities (losses) gains	(12)	(3)	(300.00)%		(37)	27	(237.04)%
Securities (losses) gains, trading	(4)	5	(180.00)%		(3)	(11)	72.73%
Bank-owned life insurance	302	161	87.58%		916	653	40.28%
Gain on sale of loans	440	1,227	(64.14)%	.	2,474	4,148	(40.36)%
Insurance commissions	117	96	21.88%		553	416	32.93%
Brokerage commissions	188	191	(1.57)%		851	970	(12.27)%
Debit card income	345	344	0.29%		1,511	1,280	18.05%
Other	958	241	297.51%		3,002	1,403	113.97%
TOTAL NON-INTEREST INCOME	3,195	3,075	3.90%		11,669	12,168	(4.10)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,907	5,270	12.09%		23,014	21,632	6.39%
Occupancy	771	723	6.64%		3,209	2,650	21.09%
Furniture and equipment	859	886	(3.05)%		3,522	3,411	3.25%
Software amortization	236	235	0.43%		868	978	(11.25)%
Pennsylvania shares tax	253	341	(25.81)%		1,350	1,289	4.73%
Professional fees	550	474	16.03%		2,432	2,362	2.96%
Federal Deposit Insurance Corporation deposit insurance	258	289	(10.73)%		963	939	2.56%
Marketing	111	91	21.98%		545	261	108.81%
Intangible amortization	44	53	(16.98)%		191	227	(15.86)%
Other	1,270	1,278	(0.63)%		4,811	5,319	(9.55)%
TOTAL NON-INTEREST EXPENSE	10,259	9,640	6.42%		40,905	39,068	4.70%
INCOME BEFORE INCOME TAX PROVISION	6,157	4,817	27.82%		19,842	18,698	6.12%
INCOME TAX PROVISION	1,278	911	40.29%		3,794	3,474	9.21%
NET INCOME	$4,879	$3,906	24.91%		$16,048	$15,224	5.41%
Earnings attributable to noncontrolling interest	—	5	(100.00)%		15	18	(16.67)%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$4,879	$3,901	25.07%		$16,033	$15,206	5.44%
EARNINGS PER SHARE - BASIC	$0.69	$0.55	25.45%		$2.27	$2.16	5.09%
EARNINGS PER SHARE - DILUTED	$0.69	$0.55	25.45%		$2.27	$2.16	5.09%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,068,327	7,050,389	0.25%		7,061,818	7,044,542	0.25%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,068,327	7,050,389	0.25%		7,061,818	7,044,542	0.25%
DIVIDENDS DECLARED PER SHARE	$0.32	$0.32	—%		$1.28	$1.28	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Three Months Ended
	December 31, 2021			December 31, 2020
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,583	$317	2.70%	$42,882	$303	2.81%
All other loans	1,320,972	13,156	3.95%	1,304,521	13,575	4.14%
Total loans	1,367,555	13,473	3.91%	1,347,403	13,878	4.10%

Federal funds sold	47,391	85	0.71%	—	—	—%

Taxable securities	148,434	978	2.67%	140,074	1,048	3.04%
Tax-exempt securities	38,043	202	2.15%	33,187	210	2.57%
Total securities	186,477	1,180	2.57%	173,261	1,258	2.95%

Interest-bearing deposits	184,591	70	0.15%	183,428	18	0.04%

Total interest-earning assets	1,786,014	14,808	3.30%	1,704,092	15,154	3.54%

Other assets	130,859			123,352

TOTAL ASSETS	$1,916,873			$1,827,444

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$233,791	22	0.04%	$206,563	47	0.09%
Super Now deposits	345,653	206	0.24%	271,600	433	0.63%
Money market deposits	301,651	211	0.28%	277,980	304	0.44%
Time deposits	218,260	625	1.14%	285,281	1,375	1.92%
Total interest-bearing deposits	1,099,355	1,064	0.38%	1,041,424	2,159	0.82%

Short-term borrowings	7,255	2	0.11%	11,068	6	0.29%
Long-term borrowings	125,991	712	2.25%	153,506	914	2.50%
Total borrowings	133,246	714	2.13%	164,574	920	2.35%

Total interest-bearing liabilities	1,232,601	1,778	0.57%	1,205,998	3,079	1.03%

Demand deposits	496,478			439,841
Other liabilities	19,463			18,218
Shareholders’ equity	168,331			163,387

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,916,873			$1,827,444
Interest rate spread			2.73%			2.51%
Net interest income/margin		$13,030	2.90%		$12,075	2.81%

	Three Months Ended December 31,
	2021	2020
Total interest income	$14,699	$15,046
Total interest expense	1,778	3,079
Net interest income	12,921	11,967
Tax equivalent adjustment	109	108
Net interest income (fully taxable equivalent)	$13,030	$12,075

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Twelve Months Ended
	December 31, 2021			December 31, 2020
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,312	$1,308	2.82%	$45,650	$1,441	3.16%
All other loans	1,299,321	52,199	4.02%	1,304,209	56,079	4.30%
Total loans	1,345,633	53,507	3.98%	1,349,859	57,520	4.26%

Federal funds sold	28,395	202	0.71%	—	—	—%

Taxable securities	148,066	4,083	2.80%	142,714	4,630	3.30%
Tax-exempt securities	36,993	829	2.27%	28,973	823	2.89%
Total securities	185,059	4,912	2.69%	171,687	5,453	3.23%

Interest-bearing deposits	201,273	242	0.12%	140,022	141	0.10%

Total interest-earning assets	1,760,360	58,863	3.35%	1,661,568	63,114	3.80%

Other assets	129,582			118,536

TOTAL ASSETS	$1,889,942			$1,780,104

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$225,637	116	0.05%	$193,568	256	0.13%
Super Now deposits	307,446	900	0.29%	254,177	1,755	0.69%
Money market deposits	305,883	972	0.32%	245,633	1,529	0.62%
Time deposits	244,341	3,557	1.46%	338,895	7,025	2.07%
Total interest-bearing deposits	1,083,307	5,545	0.51%	1,032,273	10,565	1.02%

Short-term borrowings	7,178	9	0.13%	12,660	43	0.34%
Long-term borrowings	135,474	3,142	2.32%	162,636	3,807	2.34%
Total borrowings	142,652	3,151	2.21%	175,296	3,850	2.20%

Total interest-bearing liabilities	1,225,959	8,696	0.71%	1,207,569	14,415	1.19%

Demand deposits	478,984			394,210
Other liabilities	23,568			20,858
Shareholders’ equity	161,431			157,467

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,889,942			$1,780,104
Interest rate spread			2.64%			2.61%
Net interest income/margin		$50,167	2.85%		$48,699	2.94%

	Twelve Months Ended December 31,
	2021	2020
Total interest income	$58,414	$62,638
Total interest expense	8,696	14,415
Net interest income	49,718	48,223
Tax equivalent adjustment	449	476
Net interest income (fully taxable equivalent)	$50,167	$48,699

(Dollars in Thousands, Except Per Share Data, Unaudited)	Quarter Ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Operating Data
Net income	$4,879	$4,125	$3,588	$3,441	$3,901
Net interest income	12,921	12,632	12,095	12,070	11,967
Provision for loan losses	(300)	75	350	515	585
Net security gains	360	40	140	119	374
Non-interest income, excluding net security gains	2,835	2,911	2,769	2,495	2,701
Non-interest expense	10,259	10,447	10,248	9,951	9,640

Performance Statistics
Net interest margin	2.90%	2.85%	2.78%	2.88%	2.81%
Annualized return on average assets	1.02%	0.86%	0.76%	0.75%	0.85%
Annualized return on average equity	11.59%	9.85%	8.70%	8.59%	9.55%
Annualized net loan charge-offs (recoveries) to average loans	0.02%	(0.01)%	0.03%	0.04%	0.06%
Net charge-offs (recoveries)	81	(44)	114	116	211
Efficiency ratio	64.83%	66.93%	68.61%	67.96%	65.36%

Per Share Data
Basic earnings per share	$0.69	$0.58	$0.51	$0.49	$0.55
Diluted earnings per share	0.69	0.58	0.51	0.49	0.55
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	24.37	23.84	23.63	23.25	23.27
Common stock price:
High	24.65	24.42	26.51	27.78	27.30
Low	23.50	22.78	23.03	20.55	19.61
Close	23.65	23.92	23.82	24.09	26.01
Weighted average common shares:
Basic	7,068	7,064	7,060	7,055	7,050
Fully Diluted	7,068	7,064	7,060	7,055	7,050
End-of-period common shares:
Issued	7,550	7,546	7,542	7,537	7,533
Treasury	480	480	480	480	480

(Dollars in Thousands, Except Per Share Data, Unautdited)	Quarter Ended
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Financial Condition Data:
General
Total assets	$1,940,809	$1,910,791	$1,894,870	$1,896,192	$1,834,643
Loans, net	1,377,971	1,332,668	1,323,509	1,321,697	1,330,524
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	480	524	568	618	671
Total deposits	1,621,315	1,593,019	1,563,696	1,564,364	1,494,443
Noninterest-bearing	494,360	481,875	477,344	478,916	449,357
Savings	236,312	231,189	226,573	224,890	209,924
NOW	366,399	340,441	296,450	290,355	287,775
Money Market	318,877	305,156	301,405	324,207	283,742
Time Deposits	205,367	234,358	261,924	245,996	263,645
Total interest-bearing deposits	1,126,955	1,111,144	1,086,352	1,085,448	1,045,086

Core deposits*	1,415,948	1,358,661	1,301,772	1,318,368	1,230,798
Shareholders’ equity	172,274	168,478	166,830	164,059	164,142

Asset Quality
Non-performing loans	$6,250	$7,763	$7,931	$9,272	$10,334
Non-performing loans to total assets	0.32%	0.41%	0.42%	0.49%	0.56%
Allowance for loan losses	14,176	14,557	14,438	14,202	13,803
Allowance for loan losses to total loans	1.02%	1.08%	1.08%	1.06%	1.03%
Allowance for loan losses to non-performing loans	226.82%	187.52%	182.05%	153.17%	133.57%
Non-performing loans to total loans	0.45%	0.58%	0.59%	0.69%	0.77%

Capitalization
Shareholders’ equity to total assets	8.88%	8.82%	8.80%	8.65%	8.95%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2021	2020	2021	2020
GAAP net income	$4,879	$3,901	$16,033	$15,206
Less: net securities gains, net of tax	284	295	521	1,270
Non-GAAP core earnings	$4,595	$3,606	$15,512	$13,936

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Return on average assets (ROA)	1.02%	0.85%	0.85%	0.85%
Less: net securities gains, net of tax	0.06%	0.06%	0.03%	0.07%
Non-GAAP core ROA	0.96%	0.79%	0.82%	0.78%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Return on average equity (ROE)	11.59%	9.55%	9.93%	9.66%
Less: net securities gains, net of tax	0.67%	0.72%	0.32%	0.81%
Non-GAAP core ROE	10.92%	8.83%	9.61%	8.85%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Basic earnings per share (EPS)	$0.69	$0.55	$2.27	$2.16
Less: net securities gains, net of tax	0.04	0.04	0.07	0.18
Non-GAAP basic core EPS	$0.65	$0.51	$2.20	$1.98

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Diluted EPS	$0.69	$0.55	$2.27	$2.16
Less: net securities gains, net of tax	0.04	0.04	0.07	0.18
Non-GAAP diluted core EPS	$0.65	$0.51	$2.20	$1.98

COVID-19 Loan Deferrals as of December 31, 2021

(In Thousands, Unaudited)	Amount
Commercial, financial, and agricultural	$—
Real estate mortgage:
Residential	192
Commercial	158
Consumer automobile loans	20
Other consumer installment loans	9
Total loan deferrals	$379